                                                                    EXHIBIT 99.1


Press Release
FOR IMMEDIATE RELEASE                                                  OTC: ABCW
April 23, 2003

                          ANCHOR BANCORP WISCONSIN INC.
              ANNOUNCES RECORD QUARTER AND RECORD YEAR END EARNINGS

Madison, WI. Anchor BanCorp Wisconsin Inc. (NASDAQ "ABCW") reported record earnings for the fourth quarter which ended March 31, 2003. Earnings increased 16.4%; they were $13.3 million or $.55 per diluted share compared to $11.4 million or $.46 per diluted share for the same quarter last year. Fiscal year-end earnings also set a record. Earnings increased 36.3% for the fiscal year ended March 31, 2003. Earnings were $49.6 million or $2.02 per diluted share compared to $36.4 million or $1.55 per diluted share last year.

"I am exceptionally pleased by these results. They were due to a number of factors. We continued to see significant gain on sale of loans. They increased 98.4% for the quarter to $6.3 million for the quarter, which compares to $3.2 million for the same period last year. Our gain on sale of loans increased 133.8% for the year to $20.7 million as compared to $8.9 million for the same period last year. Also, there was a significant decrease in our cost of funds last year that was reflected in our net interest margin. Net interest margin increased to 3.48% from 3.30% for the quarter and to 3.54% from 3.08% for the year. We have seen our stock price increase from $20.03 at March 31, 2002 to $21.95 at March 31, 2003. I am pleased with this stock performance especially because of the economic climate and the world events that have occurred this year", commented Douglas J. Timmerman, President.

Return on average equity increased to 18.1% from 16.7% for the quarter and to 17.1% from 14.9% for the fiscal year ended March 31, 2003. Book value per share increased to $12.24 from $11.12.

Anchor BanCorp's stock is traded on the over-the-counter market under the NASDAQ symbol ABCW. AnchorBank fsb, the wholly owned subsidiary, has 54 full service offices and two loan origination offices. All are located in Wisconsin.

                          ANCHOR BANCORP WISCONSIN INC.
                              FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------
                (Dollars in thousands - except per share amounts)
                                   (Unaudited)


                                                  THREE MONTHS ENDED                 TWELVE MONTHS ENDED
                                                        MARCH 31,                         MARCH 31,
                                            ------------------------------      ------------------------------
                                                2003              2002              2003              2002
                                            ------------      ------------      ------------      ------------
Operations Data:
 Net interest income                        $     28,696      $     27,383      $    116,749      $     97,247
 Provision for loan losses                           450             1,575             1,800             2,485
 Gain on sale of loans                             6,346             3,199            20,720             8,861
 Other non-interest income                         5,016             3,858            12,033            12,754
 Non-interest expense                             18,140            15,650            68,004            59,531
 Income before income taxes                       21,468            17,215            79,698            56,846
 Income taxes                                      8,201             5,812            30,135            20,479
 Net income                                       13,267            11,403            49,563            36,367

SELECTED FINANCIAL RATIOS (1):
 Yield on earning assets                            5.99%             6.81%             6.35%             7.15%
 Cost of funds                                      2.63              3.61              2.95              4.29
 Interest rate spread                               3.36              3.20              3.40              2.86
 Net interest margin                                3.48              3.33              3.54              3.08
 Return on average assets                           1.52              1.31              1.42              1.11
 Return on average equity                          18.05             16.68             17.06             14.89
 Average equity to average assets                   8.42              7.84              8.31              7.45
 Non-interest expense to average assets             2.08              1.79              1.94              1.82

PER SHARE:
 Basic earnings per share                   $       0.56      $       0.47      $       2.06      $       1.59
 Diluted earnings per share                         0.55              0.46              2.02              1.55
 Dividends per share                                0.10              0.08              0.36              0.32
 Book value per share                              12.24             11.12             12.24             11.12

                                                                               MARCH 31,
                                                                     -----------------------------        PERCENT
                                                                         2003             2002            CHANGE
                                                                     ------------     ------------     ------------
Financial Condition:
 Total assets                                                        $  3,538,621     $  3,507,076              0.9%
 Loans receivable, net
  Held for sale                                                            43,054           46,520             (7.5)
  Held for investment                                                   2,770,988        2,627,248              5.5
 Investment securities available for sale, at fair value                   97,192           65,993             47.3
 Investment securities held to maturity, at amortized cost                  2,998            7,747            (61.3)
 Mortgage-related securities available for sale, at fair value            185,751          145,293             27.8
 Mortgage-related securities held to maturity, at amortized cost           62,998          140,293            (55.1)
 Deposits                                                               2,574,188        2,553,987              0.8
 Borrowings                                                               595,816          621,590             (4.1)
 Stockholders' equity                                                     293,004          277,512              5.6
 Allowance for loan losses                                                 29,677           31,065             (4.5)
 Non-performing assets                                                     11,653           10,591             10.0

----------
(1) Annualized when appropriate.

                          ANCHOR BANCORP WISCONSIN INC.

                 CONSOLIDATED STATEMENTS OF FINANCIAL CONDITION
--------------------------------------------------------------------------------
                                   (Unaudited)


                                                                               MARCH 31,
                                                                     ------------------------------
                                                                         2003              2002
                                                                     ------------      ------------
                                                                            (In Thousands)
ASSETS
 Cash and cash equivalents                                           $    141,427      $    261,676
 Investment securities available for sale, at fair value                   97,192            65,993
 Investment securities held to maturity, at amortized cost                  2,998             7,747
 Mortgage-related securities available for sale, at fair value            185,751           145,293
 Mortgage-related securities held to maturity, at amortized cost           62,998           140,293
 Loans receivable, net
  Held for sale                                                            43,054            46,520
  Held for investment                                                   2,770,988         2,627,248
 Foreclosed properties and repossessed assets, net                          1,535             1,475
 Real estate held for development and sale                                 44,994            46,986
 Office properties and equipment                                           31,905            31,132
 Other assets                                                             155,779           132,713
                                                                     ------------      ------------
    Total assets                                                     $  3,538,621      $  3,507,076
                                                                     ============      ============

LIABILITIES AND STOCKHOLDERS' EQUITY
 Deposits                                                            $  2,574,188      $  2,553,987
 Borrowings                                                               595,816           621,590
 Advance payments by borrowers for taxes and insurance                      6,579             7,838
 Other liabilities                                                         69,034            46,149
                                                                     ------------      ------------
    Total liabilities                                                   3,245,617         3,229,564
                                                                     ------------      ------------

 Preferred stock, $.10 par value, 5,000,000 shares
   authorized, none outstanding                                                --                --
 Common stock, $.10 par value, 100,000,000 shares
   authorized, 25,363,339 shares issued                                     2,536             2,536
 Additional paid-in capital                                                64,271            61,735
 Retained earnings, substantially restricted                              251,729           218,149
 Accumulated other comprehensive income                                     4,177             2,473
 Treasury stock (1,420,481 shares and 413,081 shares,
                respectively), at cost                                    (28,917)           (6,324)
 Common stock purchased by benefit plans                                     (792)           (1,057)
                                                                     ------------      ------------
    Total stockholders' equity                                            293,004           277,512
                                                                     ------------      ------------
    Total liabilities and stockholders' equity                       $  3,538,621      $  3,507,076
                                                                     ============      ============

                          ANCHOR BANCORP WISCONSIN INC.

                        CONSOLIDATED STATEMENTS OF INCOME
--------------------------------------------------------------------------------
                                   (Unaudited)

                                                                   THREE MONTHS ENDED               TWELVE MONTHS ENDED
                                                                       MARCH 31,                         MARCH 31,
                                                             -----------------------------     -----------------------------
                                                                 2003             2002             2003             2002
                                                             ------------     ------------     ------------     ------------
                                                                       (In Thousands - except per share amounts)

Interest income:
   Loans                                                     $     43,853     $     49,119     $    184,848     $    196,871
   Mortgage-related securities                                      3,709            4,656           16,768           20,428
   Investment securities and interest-bearing deposits              1,774            2,208            7,989            8,402
                                                             ------------     ------------     ------------     ------------
     Total interest income                                         49,336           55,983          209,605          225,701
Interest expense:
   Deposits                                                        14,491           21,141           65,839           93,163
   Notes payable and other                                          6,149            7,459           27,017           35,291
                                                             ------------     ------------     ------------     ------------
     Total interest expense                                        20,640           28,600           92,856          128,454
                                                             ------------     ------------     ------------     ------------
     Net interest income                                           28,696           27,383          116,749           97,247
Provision for loan losses                                             450            1,575            1,800            2,485
                                                             ------------     ------------     ------------     ------------
     Net interest income after provision for loan losses           28,246           25,808          114,949           94,762
Non-interest income:
   Service charges on deposits                                      1,816            1,597            7,249            6,466
   Gain on sale of loans                                            6,346            3,199           20,720            8,861
   Other income                                                     3,200            2,261            4,784            6,288
                                                             ------------     ------------     ------------     ------------
     Total non-interest income                                     11,362            7,057           32,753           21,615
Non-interest expense:
   Compensation                                                    10,138            8,346           37,439           32,554
   Occupancy                                                        1,627            1,482            5,884            4,867
   Federal insurance premiums                                         107              115              436              414
   Other                                                            6,268            5,707           24,245           21,696
                                                             ------------     ------------     ------------     ------------
     Total non-interest expense                                    18,140           15,650           68,004           59,531
                                                             ------------     ------------     ------------     ------------
     Income before income taxes                                    21,468           17,215           79,698           56,846
Income taxes                                                        8,201            5,812           30,135           20,479
                                                             ------------     ------------     ------------     ------------
     Net income                                              $     13,267     $     11,403     $     49,563     $     36,367
                                                             ============     ============     ============     ============


Earnings per share:
Basic                                                        $       0.56     $       0.47     $       2.06     $       1.59
Diluted                                                              0.55             0.46             2.02             1.55